EXHIBIT 10.1


                                                                  EXECUTION COPY


                                 THIRD AMENDMENT

               THIRD AMENDMENT, dated as of August 1, 2005 (this "THIRD AMENDMENT"), to the Amended and Restated Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004, and as amended by the First Amendment thereto, dated as of August 6, 2004, and the Second Amendment thereto, dated as of October 20, 2004 (the "CREDIT AGREEMENT"), among Nebraska Book Company, Inc., a Kansas corporation (the "BORROWER"), NBC Holdings Corp., NBC Acquisition Corp., the lenders party from time to time thereto (the "LENDERS"), JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A. (as successor by merger to Fleet National Bank) and Wells Fargo Bank N.A., as co-documentation agents.

                              W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

               WHEREAS, the Borrower has requested that the Credit Agreement be amended as provided herein; and

               WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

               1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

               2. Amendments to Section 1.1.

               (a) The definition of "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (f) and substituting therefor a comma and (b) inserting the following clause after clause (g) of such definition:

               and, (h) charges incurred in connection with the executive restricted stock program to be implemented by Holdings and the Borrower prior to September 30, 2005 not to exceed $4,000,000 in the aggregate

               (b) The definition of "Consolidated Interest Expense" in Section
1.1 of the Credit Agreement is hereby amended by inserting at the end of the second parenthetical phrase therein (after the words "prior to June 30, 2004") the following language:

               and any fees paid and expenses incurred in connection with the Third Amendment to this Agreement, dated as of August 1, 2005

               3. Amendment to Section 7.1(b) (Consolidated Interest Coverage Ratio). Section 7.1(b) of the Credit Agreement is hereby amended by deleting the table contained therein and inserting in lieu thereof the following table:

                                                 Consolidated Interest
              Fiscal Quarter                        Coverage Ratio
              --------------                     ---------------------
              June 30, 2005                           2.25 to 1.0
              September 30, 2005                      2.25 to 1.0
              December 31, 2005                       2.25 to 1.0
              March 31, 2006                          2.25 to 1.0
              June 30, 2006                           2.25 to 1.0
              September 30, 2006                      2.25 to 1.0
              December 31, 2006                       2.25 to 1.0
              March 31, 2007                          2.50 to 1.0
              June 30, 2007                           2.50 to 1.0
              September 30, 2007                      2.50 to 1.0
              December 31, 2007                       2.50 to 1.0
              March 31, 2008                          2.50 to 1.0
              June 30, 2008                           2.50 to 1.0
              September 30, 2008                      2.50 to 1.0
              December 31, 2008                       2.50 to 1.0
              March 31, 2009                          2.50 to 1.0
              June 30, 2009                           2.75 to 1.0
              September 30,2009                       2.75 to 1.0
              December 31, 2009                       2.75 to 1.0
              Thereafter                              3.00 to 1.0


               4. Representations and Warranties.

               (a) The Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement. The Borrower represents and warrants that, after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.

               (b) The Borrower hereby represents and warrants that the audited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at March 31, 2005, and the related audited consolidated statements of income and cash flows for the fiscal year ended on such date, present fairly in all material respects the consolidated financial position of Holdings and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal year then ended. All such financial statements, including the related schedules and any notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein).

               5. Amendment Fee. In consideration of the agreement of the Lenders to the amendments contained herein, the Borrower agrees to pay to each Lender which so agrees on or prior to 5:00 p.m., New York City time, on August 1, 2005 (by executing and delivering to the Administrative Agent or its counsel this Third Amendment on or prior to such time), an amendment fee in an amount equal to 1/8 of 1% of the aggregate amount of such Lender's Revolving Credit Commitment and Term Loans in effect on the Third Amendment Effective Date; such fees shall be payable on the Third Amendment Effective Date in immediately available funds to the Administrative Agent on behalf of the applicable Lender.

               6. Effectiveness. This Third Amendment shall become effective as of the date set forth above (the "Third Amendment Effective Date") upon the satisfaction of the following conditions precedent:

               (a) Third Amendment. The Administrative Agent shall have received this Third Amendment executed and delivered by the Administrative Agent, the Borrower and Lenders party to the Credit Agreement constituting the "Required Lenders" thereunder (or, in the case of any Lender, a lender addendum or joinder agreement in a form specified by the Administrative Agent).

               (b) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid on or before the Third Amendment Effective Date, and all expenses required to be paid on or before the Third Amendment Effective Date for which invoices have been timely presented, including, without limitation, the reasonable fees and expenses of legal counsel, on or before the Third Amendment Effective Date.

               (c) Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Borrower and each other Loan Party.

               7. Continuing Effect of the Credit Agreement. This Third Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

               8. Counterparts. This Third Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

               9. GOVERNING LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               10. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Third Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.



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                                       3

               IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                            NBC HOLDINGS CORP.


                                            By:  /s/ ALAN G. SIEMEK
                                                --------------------
                                                Name: Alan G. Siemek
                                                Title: Treasurer


                                            NBC ACQUISITION CORP.


                                            By:  /s/ ALAN G. SIEMEK
                                                --------------------
                                                Name: Alan G. Siemek
                                                Title: Treasurer


                                            NEBRASKA BOOK COMPANY, INC.


                                            By:  /s/ ALAN G. SIEMEK
                                                --------------------
                                                Name: Alan G. Siemek
                                                Title: Treasurer


                                            JPMORGAN CHASE BANK, N.A., as
                                            Administrative Agent and as a Lender


                                            By:  /s/ NEIL R. BOYLAN
                                                --------------------
                                                Name: Neil R. Boylan
                                                Title: Managing Director

                                           Signature page to the Third Amendment
                                               dated as of August 1, 2005 to the
                                                     NEBRASKA BOOK COMPANY, INC.
                                           Amended and Restated Credit Agreement



                                           -------------------------------------
                                                         [LENDER]


                                         By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT A


                     FORM OF ACKNOWLEDGMENT AND CONFIRMATION

               1. Reference is made to Third Amendment, dated as of August 1, 2005 (the "Third Amendment"), to the Amended and Restated Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004, and as amended by the First Amendment and Second Amendment thereto (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Nebraska Book Company, Inc., a Kansas corporation (the "BORROWER"), NBC Holdings Corp., NBC Acquisition Corp., the lenders party from time to time thereto (the "LENDERS"), JPMorgan Chase Bank, N.A. as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Fleet National Bank and Wells Fargo Bank N.A., as co-documentation agents.

               2. Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:

                      (a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Third Amendment; and

                      (b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Third Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents.

               3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.



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


               IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                             NBC HOLDINGS CORP.


                                             By:  /s/ ALAN G. SIEMEK
                                                --------------------------------
                                                 Name: Alan G. Siemek
                                                 Title: Treasurer


                                             NBC ACQUISITION CORP.


                                             By:  /s/ ALAN G. SIEMEK
                                                --------------------------------
                                                 Name: Alan G. Siemek
                                                 Title: Treasurer


                                             NEBRASKA BOOK COMPANY, INC.


                                             By:  /s/ ALAN G. SIEMEK
                                                --------------------------------
                                                 Name: Alan G. Siemek
                                                 Title: Treasurer


                                             SPECIALTY BOOKS, INC.


                                             By:  /s/ ALAN G. SIEMEK
                                                --------------------------------
                                                 Name: Alan G. Siemek
                                                 Title: Treasurer


                                             NBC TEXTBOOKS LLC


                                             By:  /s/ ALAN G. SIEMEK
                                                --------------------------------
                                                 Name: Alan G. Siemek
                                                 Title: Treasurer